                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                _______________

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                _______________


      Date of Report (Date of earliest event reported):  December 30, 1997


                         TRUE NORTH COMMUNICATIONS INC.
             (Exact name of registrant as specified in its charter)


               Delaware                  1-5029                  36-1088161
     (State or other jurisdiction      (Commission            (I.R.S. Employer
           of incorporation)            File Number)         Identification No.)

         101 East Erie Street
           Chicago, Illinois                                     60611-2897
(Address of principal executive offices)                         (Zip Code)

                                 (312) 425-6500
             (Registrant's telephone number, including area code:)


                                 Not Applicable
                        (Former name or former address,
                         if changed since last report.)
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Item 2.   Acquisition or Disposition of Assets.

          On December 30, 1997, Bozell, Jacobs, Kenyon & Eckhardt, Inc., a Delaware corporation ("Bozell"), became a wholly-owned subsidiary of True North Communications Inc., a Delaware corporation ("True North"), upon consummation of the merger (the "Merger") contemplated by the Agreement and Plan of Merger dated as of July 30, 1997 (the "Merger Agreement") among True North, Cherokee Acquisition Corporation, a wholly-owned subsidiary of True North, and Bozell.

          Pursuant to the Merger Agreement: (i) each share of Class A Common Stock, par value $.001 per share, and Class B Common Stock , par value $.001 per share, of Bozell ("Bozell Common Stock") outstanding immediately prior to the Effective Time (as defined in the Merger Agreement) of the Merger was converted into 0.51 of a share of common stock, par value $.33 1/3 per share, of True North ("True North Common Stock"), including the corresponding percentage of an associated right to purchase shares of Series A Junior Participating Preferred Stock, par value $1.00 per share, of True North (the "Rights"); and (ii) each option to purchase Bozell Common Stock granted under the Bozell Stock Plan (as defined in the Merger Agreement) outstanding immediately prior to the Effective Time became an option to purchase shares of True North's Common Stock, including the corresponding percentage of an associated Right. The only right which each holder of a certificate that represented Bozell Common Stock immediately prior to the Effective Time has with respect thereto is to receive, upon surrender to the Exchange Agent (as defined in the Merger Agreement) of all such certificates: (i) a certificate representing the number of whole shares of True North Common Stock into which his, her or its Bozell Common Stock has been converted, (ii) certain dividends and other distributions previously withheld in accordance with Section 1.7 of the Merger Agreement pending the exchange of stock certificate(s) and (iii) cash in lieu of any fractional share of True North Common Stock in accordance with Section 1.8 of the Merger Agreement. Cash distributions will not bear interest.

          The other information required by this item has been previously reported by True North and is included or incorporated by reference in the Joint Proxy Statement/Prospectus (the "Proxy Statement/Prospectus") which constitutes a part of True North's Registration Statement on Form S-4 (Registration No. 333-41189).

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a) Financial statements of businesses acquired:

          The financial statements required by this item have been previously reported by Bozell and are included in the Proxy Statement/Prospectus.

          (b) Pro forma financial information:

          The pro forma financial statements required by this item have been previously reported by True North and are included in the Proxy
Statement/Prospectus.
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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TRUE NORTH COMMUNICATIONS INC.



DATE:  January 14, 1998                 By:  /s/ John J. Rezich
                                             ----------------------------

                                        Name:  John J. Rezich
                                        Title:  Controller